EXHIBIT 10.25
                                 LEASE AGREEMENT


ARTICLE ONE: BASIC TERMS

         1.01.    DATE OF LEASE: June 24, 1992

         1.02. LANDLORD: James J. Laney, David M. Laney, as Trustee of the Olivia Laney Fall Trust and Robert W. Decherd, Trustee of Laney Children's Trusts
                  Address of Landlord:      325 N. St. Paul, Suite 3000,
                                            Dallas, Texas 75201

         1.03.    TENANT: Technicomp Corporation and Allstar Services, Inc.
                  Address of Tenant:        6401 Southwest Freeway,
                                            Houston, Texas 77074

         1.04.    PROPERTY (Include street address, as well as legal description and approximate square footage): the land and building (approximately 20,000 square feet), known locally as 14202 and 14204 Proton Road, Farmers Branch, Texas and more particularly described in Exhibit "A" hereto attached and made a part hereof, such premises being sometimes hereafter referred to as the "demised premises" or the "property."

         1.05. LEASE TERM: See Article 16.1 beginning on August 1, 1992 and ending on September 30, 1997.

         1.06. RENT: $3.95 per square foot (approximately 20,000 square feet) Dollars ($6,583.33) per month. Subject to 16.6.

         1.07.    SECURITY DEPOSIT: $6,583.33

         1.08. PERMITTED USE (see Section 6.01): office, service, sales and storage of computers and other goods which are related to Tenants business.

         1.09. PRINCIPAL REALTOR(R) (If none, so state): P.O'B. Montgomery & Company
                  Address:          13760 Noel Road, Suite 817, LB-20
                                    Dallas, Texas 75240

         1.10. COOPERATING REALTOR (If none, so state): Lincoln Property Company CSE, Inc.

                  Address:          3300 Lincoln Plaza
                                    500 N. Akard Street
                                    Dallas, Texas 75201-3394

         1.11. REALTORS COMMISSION (See Article Fourteen): Intentionally omitted (per separate Agreement) ______________ percent (__________%).

         1.12.    BASE YEAR FOR TAXES (see Section 4.02): 1992

         1.125.   BASE YEAR FOR INSURANCE (See Section 16.2) 1992

         1.13. PARTY TO RECEIVE PAYMENTS FROM TENANT HEREUNDER: James J. Laney, 325 N. St. Paul, Suite 3000, Dallas, Texas 75201

                  Landlord/(strike one)

         1.14. DAILY LATE CHARGE (See Section 3.03): Twenty Dollars and 00/100 Dollars ($20.00) per day.

         1.15.    ACCEPTANCE (see Section 15.13):

                  The number of days for acceptance shall be five (5) days.


ARTICLE TWO: LEASE AND LEASE TERM

         2.01. Lease of Property for Lease Term. Landlord leases the Property to Tenant and Tenant leases the Property from Landlord for the Lease Term stated in
Section 1.05. As used herein, the "Commencement Date" shall be the date specified in Section 1.05 for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

         2.02. Delay in Commencement. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Property to Tenant on the first date specified in Section 1.05 above. Landlord's non-delivery of the Property to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease. However, the Commencement Date shall be delayed until possession of the Property is delivered to Tenant. The Lease Term shall be extended for a period equal to the delay in delivery of possession of the Property to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. If landlord does not deliver possession of the Property to Tenant within sixty (60) days after the first date specified in Section 1.05 above, Tenant may elect to cancel this Lease by giving written notice to Landlord within ten (10) days after the 60-day period ends. If Tenant gives such notice, the Lease shall be canceled effective as of the date of its execution, and no party hereto shall have any obligations, one to the other. If Tenant does not give such noticed, Tenant's right to cancel the Lease shall expire and the Lease Term shall commence upon the delivery of possession of the Property to Tenant. If delivery of possession of

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the Property to Tenant is delayed, Landlord and Tenant shall, upon such delivery, execute an amendment to this Lease as set forth the Commencement Date and expiration date of the Lease.

         2.03. Early Occupancy. If Tenant occupies the Property prior to the Commencement Date, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy of the Property shall not advance the expiration date of this Lease. Tenant shall pay Base Rent and all other charges specified in this Lease for the occupancy period. Landlord grants Tenant permission to occupy the premises upon final execution of this Lease Agreement*-At no cost.

         2.04. Holding Over. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages incurred by Landlord from any delay by Tenant in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by twenty-five (25%)* and payment of the first months rent and security deposit.

ARTICLE THREE: RENT AND SECURITY DEPOSIT

3.01. Manner of Payment. All sums to become due hereunder by Tenant shall be made to the party named in Section 1.13 above, at the address stated herein for such party, unless such address is changed as provided herein. All sums payable by Tenant hereunder, whether or not expressly denominated as rent, shall constitute rent for the purposes of section 502(b)(7) of the Bankruptcy Code.

3.02. Time of Payment. Upon execution hereof, Tenant shall pay the rent for the first month of the Lease Term. On or before the first day of the second month of the Lease Term and of each month thereafter, a like monthly installment shall be due and payable, in advance, without off-set, deduction or prior demand. If the Lease Term commences or ends during a calendar month, the rent for any fractional calendar month following the Commencement Date or preceding the end of the Lease Term shall be prorated by days.

3.03. Late Charges. Tenant's failure to pay sums due hereunder promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, deed of trust or mortgage encumbering the Property. Therefore, if any sum due hereunder is not received on its due date, Tenant shall pay the party named in Section 1.13 above a late charge equal to the sum stated in Section 1.14 above for each day from its due date until such delinquent sum is received. If any check tendered in payment of any sum due from Tenant hereunder is returned for any reason, Tenant shall pay a late charge for each day from said due date until such check is made good. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment or such returned check.

3.04. Security Deposit. Upon execution hereof, Tenant shall deposit with the party named in Section 1.13 above a cash Security Deposit in the sum stated in
Section 1.07. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit. Upon any termination of this Lease not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease, Landlord shall refund the unused portion of the Security Deposit to Tenant.

ARTICLE FOUR: TAXES

         4.01. Payment by Landlord. Landlord shall pay the real estate taxes on the Property during the Lease Term.

         4.02. Payment by Tenant. Tenant shall pay the party named in Section
1.13 above, as additional rental, the excess, if any, of the real estate taxes for any year during the Lease Term over the real estate taxes for the base year stated in Section 1.12. Tenant shall make such payment withing fifteen (15) days after receipt of a statement showing the amount and computation of such increase. Tenant shall be responsible for the pro-rata portion of such additional rental for any fractional part of a year preceding the end of the Lease Term, which prorated sum shall be due and payable upon the termination of this Lease. If the termination of this Lease occurs before the tax rate is fixed for the particular year, the proration shall be upon the basis of the tax rate for the preceding year applied to the latest assessed valuation, and notwithstanding the termination of this Lease, any difference in the actual real estate taxes for such year shall be adjusted between the parties upon receipt of written evidence of the payment thereof.

         4.03. Improvements by Tenant. In the event the real estate taxes levied against the Property for the real estate tax year in which the Lease Term commences are increased as a result of any alterations, additions or improvements made by Tenant or by Landlord at the request of Tenant, Tenant shall pay to Landlord upon demand the amount of such increase. The purposes of the calculations under Section 4.02, the amount of the real estate taxes during the real estate tax year in which the Lease Term commences shall not include any taxes resulting from any such alterations, additions or improvements made in or to the Property. Landlord shall obtain from the tax assessor or assessors a written statement of the total amount of such increase.

         4.04. Joint Assessment. If the real estate taxes are assessed against the Property jointly with other property not constituting a part of the Property, the real estate taxes for such years shall be equal to the amount bearing the same proportion to the aggregate assessment that the total square feet of building area in the Property bears to the total square feet of building area included in the joint assessment.

         4.05. Personal Property Taxes. Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have its personal property taxed separately from the Property, but if any of Tenant's personal property is taxed with the Property, Tenant shall pay the taxes for the personal property within fifteen(15) days after tenant receives a written statement for such personal property taxes.

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ARTICLE FIVE: INSURANCE AND INDEMNITY *See Section 16.2 "Payment by Tenant"

         5.01. Casualty Insurance. During the Lease Term, Landlord shall maintain policies of insurance covering loss of or damage to the Property in such amount or percentage of replacement value as Landlord or its insurance advisor deems reasonable in relation to the age, location, type of construction and physical condition of the Property and the availability of such insurance at reasonable rates. Such policies shall provide protection against all perils included within the classification of fire and extended coverage and any other perils which Landlord deems necessary. Landlord may obtain insurance coverage for Tenant's fixtures, equipment or building improvements installed by Tenant in or on the Property. Tenant shall, at Tenant's expense, maintain such primary or additional insurance on its fixtures, equipment and building improvements as Tenant deems necessary to protect its interest. Tenant shall not do or merit to be done anything which invalidates any such insurance policies. Any casualty insurance which may be carried by Landlord or Tenant shall be for the sole benefit of the party carrying such insurance and under its sole control.

         5.02. Increase in Premiums. Tenant shall not permit any operation or activity to be conducted or storage or use of any volatile or any other materials on the Property that would cause suspension or cancellation of any fire and extended coverage insurance policy carried by Landlord, or increase the premiums therefor, without the prior written consent of Landlord. If Tenant's use and occupancy of the Property causes an increase in the premiums for any fire and extended coverage insurance policy carried by Landlord on the day before Tenant shall have first gone into possession of the property under this Lease, Tenant shall pay, as additional rental, the amount of such increase to Landlord upon demand and presentation of written evidence of the increase by Landlord.

         5.03. Liability Insurance. During the Lease Term, Tenant shall maintain a policy of comprehensive public liability insurance, at Tenant's expense, insuring Landlord against liability arising out of the ownership, use, occupancy or maintenance of the Property. The initial amount of such insurance shall be at least $1,000,000 and shall be subject to periodic increase based upon inflation, increased liability awards, recommendation of professional insurance advisors, and other relevant factors. However, the amount of such insurance shall not limit Tenant's liability nor relieve Tenant of any obligation hereunder. The policy shall contain cross-liability endorsements, if applicable, and shall insure Tenant's performance of the indemnity provisions of Section 5.04. Such policy shall contain a provisions which prohibits cancellation or modification of the policy except upon thirty (30) days' prior written notice to Landlord. Tenant may discharge its obligations under this Section by naming Landlord as an additional insured under a policy of comprehensive liability insurance maintained by Tenant and containing the coverage and provisions described in this Section. Tenant shall deliver a copy of such policy or certificate ( or a renewal thereof) to Landlord prior to the Commencement Date and prior to the expiration of any such policy during the Lease Term. If Tenant fails to maintain such policy, Landlord may elect to maintain such insurance at Tenant's expense. Tenant shall, at Tenant's expense, maintain such other liability insurance as Tenant deems necessary to protect Tenant.

         5.04. Indemnity. Landlord shall not be liable to Tenant or to Tenant's employees, agents or visitors, or to any other person whomsoever, for any injury to persons or damage to property on or about the Property or any adjacent area owned by Landlord caused by the negligence or misconduct of Tenant, its employees, subtenants, licensees or concessionaires or any other person entering the Property under express or implied invitation of Tenant, or arising out of the use of the property by Tenant and the conduct of its business therein, or arising out of any breach or default by Tenant in the performance of its obligations hereunder; and Tenant hereby agrees to indemnify Landlord and hold it harmless from any loss, expense or claims arising out of such damage or injury. Tenant shall not be liable for any injury or damage caused by the negligence or misconduct of landlord, or its employees or agents, and Landlord agrees to indemnify Tenant and hold it harmless from any loss, expense or damage arising out of such damage or injury.

         5.05. Waiver of Subrogation. Each party hereto waives any and every claim which arises or may arise in its favor against the other party hereto during the term of this Lease or nay renewal or extension thereof for any and all loss of, or damage to , any of its property located within or upon, or constituting a part of, the Property, which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is recoverable under such insurance policies. Such mutual waivers shall be in addition to, and not in limitation or derogation of, any other waivers will preclude the assignment of any aforesaid claim by way of subrogation or otherwise to an insurance company (or any other person), each party hereby agrees immediately to give to each insurance company which as issued to it policies of fire and extended coverage insurance, written notice of the terms of such mutual waivers, and to cause such insurance policies to be property endorsed, if necessary, to prevent the invalidation of such insurance coverages by reason of such waivers.

ARTICLE SIX: USE OF PROPERTY

         6.01. Permitted Use. Tenant may use the Property only for the permitted use stated in Section 1.08.

         6.02. Compliance with Law. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Property, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with the Property, all at Tenant's sole expense.

         6.03. Certificate of Occupancy. Tenant may, prior to the commencement of the term of this Lease, apply for a Certificate of Occupancy to be issued by the municipality in which the Property is located, but this Lease shall not be contingent upon issuance thereof. Nothing herein contained shall obligate Landlord to install any additional electrical wiring, plumbing or plumbing fixtures which are not presently existing on the Property, or which have not been expressly agreed upon by Landlord in writing.

         6.04. Signs. Without the prior written consent of Landlord, Tenant shall not place or affix any signs or other objects upon or to the Property, including but not limited to the roof or exterior walls of the building or other improvements thereon, or paint or otherwise deface said exterior walls. Any signs installed by Tenant shall conform with applicable laws and deed and other restrictions. Tenant shall remove all signs at the termination of this Lease and shall repair any damage and close any holes caused or revealed by such removal.

         6.05. Utility Services. Tenant shall pay the cost of all utility services, including but not limited to initial connection charges, all charges for gas, water and electricity used on the Property, and for all electric lights, lamps and tubes.

         6.06. Landlord's Access. Landlord and its authorized agents shall have the right, during normal business hours, to enter the Property (a) to inspect the general condition and state of repair thereof, (b) to make repairs required or permitted under this Lease, (c) to

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show the property to any prospective tenant or purchaser, or (d) for any other reasonable purpose. During the final 150 days of the lease Term. Landlord and its authorized agents shall have the right to erect and maintain on or about the Property customary signs advertising the Property for lease or for sale.

         6.07. Quiet Possession. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.

         6.08. Exemptions from Liability. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising on or about the Property or upon other portions of any building of which the Property is part, or from other sources or places; or (d) any act or omission of any other tenant of any building of which the Property is a part. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section
6.08 shall not, however, exempt Landlord from liability for Landlord's gross negligence or willful misconduct.


ARTICLE SEVEN: MAINTENANCE, REPAIRS AND ALTERATIONS

         7.01. Acceptance of Premises. Tenant acknowledges that it has fully inspected the Property and accepts the Property in its condition as of the execution of this Lease as suitable for the purposes for which it is leased. Tenant acknowledges that, except as stated in the following sentence, neither Landlord nor an agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use. Landlord represents that on the Commencement Date, the plumbing, electrical system and exterior doors, and any fire protection sprinkler system, heating system, air conditioning equipment and elevators existing on the date of this Lease, are or will be in good operation condition.

         7.02. Landlord's Obligation to Repair. Subject to the provisions of Article Eight (Damage or Destruction) and Article Nine (Condemnation) and except for damage caused by any act or omission of Tenant, Landlord shall keep the foundation, roof and the structural portions of exterior walls of the improvements of the Property in good order, condition and repair. However, Landlord shall not be obligated to maintain or repair windows, doors, plate glass or the surfaces of walls. IN addition, Landlord shall not be obligated to make any repairs under this Section, until a reasonable time after receipt of written notice from Tenant of the need of such repairs. If any repairs are required to be made by Landlord, Tenant shall, at Tenant's sole cost and expense, promptly remove Tenant's fixtures, inventory, equipment and other Property, to the extent required to enable Landlord to make such repairs. Landlord's liability hereunder shall be limited to the cost of such repairs or corrections. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Property at Landlord's expense or to terminate the Lease because of the condition of the Property.

         7.03. Tenant's Obligation to Repair. Subject to the provisions of the last sentence of Section 7.01, the preceding Section 7.02, Article Eight (Damage or Destruction) and Article Nine (Condemnation), Tenant shall, at all times, keep that portion of the Property not required to be maintained by Landlord in good order, condition and repair, including but not limited to repairs (including all necessary replacements) of the windows, plate glass, doors, heating system, air conditioning equipment, fire protection sprinkler system, elevators, interior and exterior plumbing and the interior of the building in general, and including care of landscaping and regular mowing of grass and maintenance of any paving. In addition, Tenant shall, at Tenant's expense, repair any damage to the roof, foundation or structural portions of exterior walls caused by Tenant's acts or omissions. If Tenant fails to maintain and repair the property as required by this Section, Landlord may, on ten (10) days' prior written notice, enter the Property and perform such maintenance or repair on behalf of Tenant, except that no notice shall be required in case of emergency, and Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand.

         7.04. Alterations, Additions and Improvements. Tenant shall not create any openings in the roof or exterior walls, or make any alterations, additional or improvements to the Property without the prior written consent of Landlord. Consent for nonstructural alterations, additions or improvements shall not be unreasonably withheld by Landlord. Tenant shall have the right to erect or install shelves, bins, machinery, air conditioning or heating equipment and trade fixtures, provided that Tenant complies with all applicable governmental laws, ordinances and regulations. At the expiration or termination of this Lease. Tenant shall, subject to the restrictions of Section 7.05 below, have the right to remove such items so installed by it, provided Tenant is not in default at the time of such removal and provided further that Tenant shall, at the time of removal of such items, repair in good and workmanlike manner any damage caused by installation or removal thereof. Tenant shall pay for a costs incurred or arising out of alterations, additions or improvements in or to the Property and shall not permit a mechanic's materialman lien to be asserted against the Property. Upon request by Landlord, Tenant shall deliver to Landlord proof of payment reasonably satisfactory to Landlord of all costs incurred arising out of any such alterations, additions or improvements.

         7.05. Condition upon Termination. Upon the termination of the Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under an provision of the Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Eight (Damage or Destruction). IN addition, Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the termination of the Lease and to restore the Property to its prior condition, all a Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the termination of the Lease. In no event, however, shall Tenant remove any of the following materials or equipment without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fending or security gates; or other similar building operating equipment and decorations.

ARTICLE EIGHT: DAMAGE OR DESTRUCTION

         8.01. Notice. If the building or other improvements situated on the Property should be damaged or destroyed by fire, tornado or other casualty, Tenant shall immediately give written notice thereof to Landlord.

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         8.02. Partial Damage. If the building or other improvements situated on the Property should be damaged by fire, tornado or other casualty but not to such an extent that rebuilding or repairs cannot reasonably be completed within 120 days from the date Landlord receives written notification by Tenant of the happening of the damage, this Lease shall not terminate, but Landlord shall, at its sole cost and risk, proceed forthwith and use reasonable diligence to rebuild or repair such building and other improvements on the Property (other than leasehold improvements made by Tenant or any assignee, subtenant or other occupant of the Property) to substantially the condition in which they existed prior to such damage; provided, however, if the casualty occurs during the final 18 months of the Lease Term Landlord shall not be required to rebuild or repair such damage unless Tenants shall exercise is renewal option (if any is contained herein within fifteen (15) days after the date of receipt by Landlord of the notification of the occurrence of the damage. If Tenant does not elect to exercise its renewal option or if there is no renewal option contained herein or previously unexercised at such time, this Lease shall terminate at the option of Landlord and rent shall be abated for the unexpired portion of this Lease, effective from the date of actual receipt by Landlord of the written notification of the damage. If the building and other improvements are to be rebuilt or repaired and are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be adjusted equitably.

         8.03. Substantial or Total Destruction. If the building or other improvements situated on the Property should be substantially or total destroyed by fire, tornado or other casualty, or so damaged that rebuilding or repairs cannot reasonably be completed within 120 days from the date Landlord receives written notification by Tenant of the happening of the damage, this Lease shall terminate at the option of Landlord and rent shall be abated for the unexpired portion of this Lease, effective from the date of receipt by Landlord of such written notification. If this Lease is not terminated, the building and the improvements shall be rebuilt or repaired and rent abated to the extent provided under Section 8.02.

ARTICLE NINE: CONDEMNATION

         If, during the term of this Lease or any extension or renewal thereof, all or a substantial part of the Property should be taken for are public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain, or should be sold to the condemning authority under threat of condemnation, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective from the date of taking of the Property by the condemning authority. If less than a substantial part of the demise premises is taken for public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or sold to the condemning authority under threat of condemnation, Landlord, at its option, may be written notice terminate this Lease and shall forthwith at its sole expense restore and reconstruct the buildings and improvements (other than leasehold improvements made by Tenant or any assignee, subtenant or other occupant of the Property) situated on the Property in order to make the same reasonably tenantable and suitable for the use for which the Property is leased as defined in Section 6.01. The rent payable hereunder during the unexpired portion of this Lease shall be adjusted equitably. Landlord and Tenant shall each be entitled to receive and retain such separate awards and portions of lump sum awards as may be allocated to their respective interests in any condemnation proceedings. The termination of this Lease shall not affect the rights of the respective parties to such awards.

ARTICLE TEN: ASSIGNMENT AND SUBLETTING

         Tenant shall not, without the prior written consent of Landlord such consent shall not be unreasonably withheld, assign this Lease or sublet the Property or any portion thereof. Any assignment or subletting shall be expressly subject to all terms and provisions of this Lease, including the provisions of
Section 6.0 pertaining to the use of the Property. In the event of any assignment or subletting, Tenant shall remain fully liable for the full performance of all Tenant's obligations under this Lease. Tenant shall not assign its rights hereunder or sublet the Property without first obtaining written agreement from the assignee or sublessee whereby the assignee or sublessee agrees to be bound by the terms of this Lease. No such assignment or subletting shall constitute a novation. In the event of the occurrence of an event of default while the Property is assigned or sublet, Landlord, in addition to any other remedies provided herein or by law, may at Landlord's option, collect directly from such assignee or subtenant all rents becoming due under such assignment or subletting any apply such rent against any sums due to Landlord hereunder. No direct collection by Landlord from any such assignee or subtenant shall release Tenant from the performance of its obligations hereunder.

ARTICLE ELEVEN: DEFAULT AND REMEDIES

         11.01. DEFAULT. The following events shall be deemed to be events of default under this Lease.

                  (a) Failure of Tenant to pay any installment of the rent or other sum payable to Landlord hereunder on the date that same is due and such failure shall continue for a period of ten (10) days;
                  (b) Failure of Tenant to comply with any term, condition or covenant of this Lease, other than the payment of rent or other sum of money, and such failure shall not be cured within thirty (30) days after written notice thereof to Tenant;
                  (c) Tenant or any guarantor of Tenant's obligations hereunder shall generally not pay its debts as they become due or shall admit writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors.
                  (d) Tenant or any guarantor of Tenant's obligations hereunder shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property.
                  (e) Any case, proceeding or other action against Tenant or any guarantor of Tenant's obligations hereunder shall be commence seeking to have an order for relief entered against it as debtor, seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and Tenant (i) fails to obtain a dismissal of such case, proceeding, or other action within sixty (60) days of its commencement or (ii) coverts the case from or chapter of the Federal Bankruptcy Code to another chapter or (iii) is the subject of an Order of Relief which is not fully stayed within seven business days after the entry thereof.
                  (f) Abandonment by Tenant of any substantial portion of the Property or cessation of the use of the Property for the purpose leased.

         11.02 REMEDIES. Upon the occurrence of any of the events of default listed in Section 11.01, Landlord shall have the option to pursuant any one or more of the following remedies without any notice or demand whatsoever:

                                        5

                  (a) Terminate this lease, in which each tenant shall immediately surrender the Property to Landlord. If Tenant fails to so surrender such premises, Landlord may, without prejudice to any other remedy which it may have, or possession of the Property or arrearage in rent, enter upon and take possession of the Property and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor. Tenant shall pay to Landlord on demand the amount of all loss and damage, which Landlord may suffer by reason of such termination, whether through inability to relet the Property on satisfactory terms or otherwise;
                  (b) Enter upon and take Property, by force, if necessary, without terminating this Lease and without being liable for prosecution or for any claim for damages therefor, and expel or remove Tenant and any other person who may be occupying such premises or any part thereof. Landlord may relet the Property and receive the rent therefor. Tenant agrees to pay to Landlord monthly or on demand from time to time any deficiency that may arise by reason of any such reletting. In determining the amount of such deficiency, the brokerage commission, attorneys' fees, remodeling expenses and other costs of reletting shall be subtracted from the amount of rent received under such reletting;
                  (c) Enter upon the Property, by force, if necessary; without terminating this Lease and without being liable for prosecution or for any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease. Tenant agrees to pay Landlord on demand for expenses which Landlord may incur in this effecting compliance with Tenant's obligation sunder this Lease, together with interest thereon at the rate of twelve percent (12%) per annum from the date expended until paid. Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by negligence of Landlord or otherwise.
         Pursuit of any of the foregoing remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, conditions and covenants herein contained.

         11.03 NOTICE OF DEFAULT. Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing., Landlord shall not be in default under this Lease unless Landlord ( or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

         11.04 LIMITATION OF LANDLORD'S LIABILITY. As used in this Lease, the term"Landlord" means only the current owner or owners of the fee title to the Property or the leasehold estate under a ground lease of the Property at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfer its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds previously paid by Tenant if such funds have not yet been applied under the terms of this Lease.

ARTICLE TWELVE:  LANDLORD'S LIEN

         In addition to the statutory Landlord's lien, Tenant hereby grants to Landlord a security interest to secure payment of all rent and other sums of money becoming due hereunder from Tenant, upon all goods, wares equipment, fixtures, furniture and other personal property of Tenant situated in or upon the Property, together with the proceeds from the sale or lease thereof. Such property shall not be removed without the consent of the Landlord until all arrearage in rent and other sums of money then due to Landlord hereunder shall first have been paid and discharged. Upon the occurrence of an event of default, Landlord may, in addition to any other remedies provided herein or by law, enter upon the Property and take possession of any and all goods, wares, equipment, fixtures, furniture and other personal property of Tenant situated on the Property without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any such sale. Unless otherwise required by law, notice to Tenant of such sale shall be deemed sufficient if given in the manner prescribed in this Lease at least ten (10) days before the time of sale. Any public sale made under this Article shall be deemed to have been conducted in a commercially reasonable manner if held on the Property or where the property is located, after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in Dallas County, Texas for five consecutive days before the date of sale. Landlord or its assigns may purchase at a public sale and, unless prohibited by a law, at a private sale. The proceeds from any disposition dealt with in this Article, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security interest granted herein. Any surplus shall be paid to Tenant or as otherwise required by law; Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Texas. The statutory lien for rent is expressly reserved; the security interest herein granted is in addition and supplementary thereto. If required by Tenant's financiers, Landlord agrees to execute a Landlord Waiver subordinating Landlord's Lien position to financier for certain inventory and computer equipment financed by financiers.

ARTICLE THIRTEEN:  PROTECTION OF LENDERS

         13.01 SUBORDINATION. Landlord shall have the right to subordinate this Lease to any ground Lease, deed of trust or mortgage encumbracing the Property, and advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. However, Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is hot otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and givens written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

         13.02 ATTORNMENT. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under under a deed of trust, mortgagee or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

                                        6

         13.03 SIGNING OF DOCUMENTS. Tenant shall sign and deliver any instruments or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so., If Tenant fails to do so within ten (10) days after written request, Tenant hereby makes , constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or document.

13.04    ESTOPPEL CERTIFICATES.

         (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been charged (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been canceled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; and (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why). Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Any such statement by Tenant may be given by Landlord to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.
         (b) If Tenant does not deliver such statement to Landlord with such ten
(10) day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been canceled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event Tenant shall be estopped from denying the truth of such facts.

         13.05. TENANT'S FINANCIAL CONDITION. Within ten (10) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as are reasonably required by landlord t verify the net worth of Tenant, or any assignees, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statement be confidential and shall be used only for the purposes set forth herein.

ARTICLE FOURTEEN:  MISCELLANEOUS.

         14.01 FORCE MAJEURE. In the event performance by Landlord of any term, condition or covenant in this Lease is delayed or prevented by any Act of God, strike, lockout, shortage of material or labor, restriction by any governmental authority, civil riot, flood, or any other cause not within the control of Landlord, the period for performance of such term, condition or covenant shall be extended for a period equal to the period Landlord is so delayed or hindered.

         14.02 INTERPRETATION. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. For convenience, each party hereto is referred to in the neuter gender, but the masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

         15.03 WAIVERS. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provisions of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provisions of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

         15.04 SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

         15.05 JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

         15.06 INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS. This Lease is the only agreement between the parties pertaining to the lease of the Property and o other agreements are effective. All amendment to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

         15.07 NOTICE. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or shall be deemed to be delivered, whether actually received or not when deposited in the United States mail, postage pre-paid, registered or certified mail, return receipt requested,, addressed as stated herein. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that, upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes Notices to any other party hereto shall be delivered to the address specified in Article One as the address for such party. Any party hereto may change its notice address upon written notice to the other parties.

         15.08 ATTORNEYS' FEES. If on account of any breach or default by any party hereto in its obligations to any other party hereto (including but not limited to the Principal REALTOR), it shall become necessary for the non-defaulting party to employ an attorney to enforce or defend any of its rights or remedies hereunder, the defaulting party agrees to pay the non-defaulting party its reasonable attorneys' fees, whether or not suit is instituted on connection therewith.

         15.09 VENUE. All obligations hereunder, including, but not limited to the payment of commissions to the Principal REALTOR, shall be performable and payable in Dallas, Dallas County, Texas.

         15.10 GOVERNING LAW. The laws of the State of Texas shall govern this Lease.

                                        7

         15.11 SURVIVAL. All obligations of any party hereto not fulfilled at the expiration or the earlier termination of this Lease shall survive such expiration or earlier termination as continuing obligations of such party.

         15.12 BINDING EFFECT. This Lease shall inure to the benefit and be binding upon each of the parties hereto and their heirs, representatives, successors and assigns; provided, however, Landlord shall have no obligation to Tenant's successors or assigns unless the rights or interests of such successors or assigns are acquired in accordance with the terms of this Lease.

         15.13 EXECUTION AS OFFER. The execution of this Lease by the first party to do so constitutes an offer to lease the Property. Unless within the number of days stated in Section 1.15 above from the date of its execution by the first party to do so, this Lease is accepted by the other party and a fully executed copy is delivered to the first party, such offer shall be automatically revoked and terminated.

ARTICLE SIXTEEN: ADDITIONAL PROVISIONS AND RIDERS

         Additional provisions may be set forth in the blank space below, and/or a rider or riders attached hereto. If no additional provisions are to be inserted in the blank space below, please draw a line through such space. If no rider or riders are to be attached hereto, please state "no riders" in the blank space below. If a rider or riders are to be attached hereto, please state "no riders" in the blank space below. If a rider or riders are to be attached hereto, please state in the blank space below. "See rider or riders attached," and please have Landlord and Tenant initial all such riders.

16.01 Provided Tenant is not in default of any term, covenant or provision of this lease, Tenant shall have the option to terminate the lease after 24 months from commencement and prior to September 30, 1997. The effective date of termination shall be proceeded by three (3) months prior written notice to the Landlord and payment by Tenant to Landlord of the penalty per the following schedule.

DATE OF TERMINATION TERMINATION PENALTY after 24 months from commencement eight
(8) months rent after 36 months from commencement four (4) months rent after 48 months from commencement two (2) months rent


16.02 PAYMENT BY TENANT. Tenant shall pay the party named in Section 1.13 above, as additional rental, the excess, if any, of the insurance referred to in
Section 5.01 and 5.02 herein for any year during the Lease Term over the insurance for the base year stated in Section 1.125. Tenant shall make such payment within fifteen (15) days after receipt of a statement showing the amount and computation of such increase. Tenant shall be responsible for the pro-rate portion of such additional rental for any fractional party of 1 year proceeding the end of the lease, which prorates sum shall be due and payable upon the termination of this lease.

16.03 Landlord at his sole cost and expense shall paint only the following: 1) metal flashing along roof line of the building; 2) canopy over the entrance; 3) railings across entrance and stairs. Color shall be mutually agreed upon by Tenant and Landlord. Landlord will prior to commencement of term be responsible for restriping the parking lot.

16.04 Lease shall have a preventive maintenance program providing for the quarterly inspections of the heating and air condition system by a licensed heating and air conditioning contractor and provide evidence of such inspections upon request. Lessor shall have the right upon written notice to Lessee, to undertake the responsibility for preventative maintenance of the heating and air conditioning system at Lessee's expense.

16.05 Provided Tenant is property maintaining heating and air conditioning system per 16.4 above, Landlord shall fully warrant the operation of such for twelve (12) months following the commencement date of this Lease.

16.06 Landlord shall waive Tenants monthly rental payment for the 13th, 25th and 37th month's provided Texas can verify to Landlord written evidence that Tenant improvement have been made to the building at Tenants expense of not less than the monthly rental payment(s) being waived by Landlord.

         EXECUTED as of the date stated in Section 1.01 above.

ATTEST:                       LANDLORD: James J. Laney, David M. Laney, as
                              Trustee of the Olivia Laney Fall Trust and
                              Robert W. Decherd, Trustee of Laney Children's
_______________________       Trusts


                              By: /s/ JAMES J. LANEY
                                      James J. Laney

                              /s/ DAVID LANEY
                                  David Laney as Trustee of
                                  Olivia Laney Fall Trust

                              /s/ ROBERT W. DECHERD
                                  Robert W. Decherd, Trustee of Laney Children's Trusts, by Patrick E. Mitchell,
                                  Attorney-in-Fact

                                        8

ATTEST:                       TENANT:  Technicomp Corporation and Allstar
                              Services, Inc.


                              By: /s/ JAMES H. LONG
                                      James H. Long

                              Title:  President


                              Date of execution by Tenant: 7/8/92

                              REALTORS

LINCOLN PROPERTY COMPANY      P.O.'B. MONTGOMERY & COMPANY
Cooperating REALTOR           Principal REALTOR, Member of The Greater Dallas
                              Association of REALTORS, Inc.


By:                           By:

*NOTE: If this Lease Agreement is negotiated by Principal Realtor in cooperation with another Realtor, Landlord shall be liable for payment of all commissions to Principal Realtor only, whereupon it shall be protected from any claims from said Cooperating Realtor.

                                        9

                                    EXHIBIT A

Being two (2) tracts of land as follows:

         TRACT 1
         Being a tract of land situated in Block "F," Metropolitan Business Park Section Five, an Addition to the city of Farmer Branch, Texas, according to the revised plant thereof as filed for record in Volume 72192 at Page 0602 of the Deed Records of Dallas County, Texas, and being more particularly described as follows:

         BEGINNING at a point that is North 1045.00 feet from the intersection of the North line of Spring Valley Road (a 100' R.O.W.) with the East line of Proton Road (a 60' R.O.W.); THENCE North 150.00 feet along the said East line of Proton Road (a 60' R.O.W.); THENCE East 335.00 feet; THENCE South 150.00 feet; THENCE West 335.00 feet to the Place of Beginning, and containing 50,250 square feet of 1.154 acres of land;

         and

         TRACT 2
         Being a tract of land situated in Block "F" Revised, Metropolitan Business Park, Section Five, an Addition to the City of Farmers Branch, Texas, according to the plat thereof as filed for record in Volume 72192 at Page 0602, of the Deed Records of Dallas County, Texas, and being more particularly described as follows:

         BEGINNING at a point that is North 1195.00 feet from the intersection of the North line of Spring Valley Road (a 100' R.O.W.) with the east line of Proton Road (a 60' R.O.W.); THENCE North 52.00 feet along the said east line of Proton Road; THENCE East, 335.00 feet; THENCE South,
         52.00 feet; THENCE WEST, 335.00 feet to the Place of Beginning, and containing 17,420 square feet or 0.3999 acres of land.

                                       10

                              OPTION TO EXTEND TERM

                                   LEASE RIDER

         This Rider is attached to and made a part of that certain Lease Agreement dated June 24, 1992 by and between James J. Laney, David M. Laney, as Trustee or the Olivia Laney Fall Trust and Robert W. Decherd, Trustee of Laney Children's Trusts as Landlord, 325 N. St. Paul, Suite 3000, Dallas, Texas 75201 and Technicomp Corporation and Allstar Services as Tenant, covering the Property commonly known as 14202 & 14204 Proton Road, Farmers Branch, Texas (the "Property").

A.       OPTION(S) TO EXTEND TERM

         1. Landlord hereby grants to Tenant one (1) option(s) (the "Option(s)") to extend the Lease Term for additional term(s) of three (3) years each (the "Extension(s), on the same terms, conditions and covenants set forth in the Lease Agreement, except as provided below. Each option shall be exercised only by written notice delivered to the Landlord at least one hundred twenty (120) days before the expiration of the Lease Term or the preceding Extension of the Lease Term. If Tenant fails to deliver Landlord written notice of the exercise of an Option within the prescribed time period, such Option and any succeeding Options shall lapse, and there shall be no further right to extend the Lease Term. Each Option shall be exercisable by Tenant on the express condition that at the time of the exercise, and at all times prior to the commencement of such Extension(s), Tenant shall not be in default under any of the provisions of this Lease. The foregoing Option(s) are personal to Tenant and may not be exercised by any assignee of sub-tenant.


B.       CALCULATION OF RENT

         The rent during the Extension(s) shall be determined by one of the following methods (INDICATE YOUR CHOICE BY PUTTING AN "X" IN THE APPROPRIATE BLANK UPON THE EXECUTION OF THE LEASE AGREEMENT):

         1.       Consumer Price Index Adjustment

         2.       Fair Rental Value Adjustment                         X

         3.       Fixed Rental Adjustment

1.       CONSUMER PRICE INDEX ADJUSTMENT

         The monthly rent during the particular Extension shall be determined by multiplying rent during the Lease Term by a fraction determined as follows:

         a.       The numerator shall be the latest index.

         b.       The denominator shall be the initial index.

         If such computation would reduce the rent for the particular Extension, it shall be disregarded, and the rent during the immediately preceding period shall apply instead.

         The index shall mean the Consumer Price Index for Urban Consumers (all items), Dallas-Fort Worth, Texas area (1967 = 100) published by the United States Department of Labor, Bureau of Labor Statistics.

         The initial index shall mean the index published for the nearest calendar month preceding the commencement date of the Lease Term. The latest index shall mean the index published for the nearest calendar month preceding the first day of the Extension.

         If a base year other than 1967 is adopted, the index shall be converted in accordance with the appropriate conversion factor. If the index is discontinued or revised, such other index or computation with which it is replaced shall be used in order to obtain substantially the same result as would have been obtained if it had not been discontinued or revised.

2.       FAIR RENTAL VALUE ADJUSTMENT

         The rent shall be increased on the first day of the particular Extension to the "Fair Rental Value" of the Property, determined in the following matter: but not less than the base rent of the primary term escalated from the commencement year to the primary lease expiration by the consumer price index not to exceed 5% per annum.

         a. If the Landlord and Tenant have not been able to agree on the Fair Rental Value Adjustment prior to the date the option is required to be exercised, the rent for the Extension shall be determined as follows: Within fifteen (15) days following the exercise of the option, Landlord and Tenant shall endeavor in good faith to agree upon a single appraiser. If Landlord and Tenant are unable to agree upon a single appraiser within said fifteen (15) day period, appoint one appraiser. The two appraisers appointed by Landlord and Tenant shall be required to be first approved by the then president of the

                                        1

Greater Dallas Board of REALTORS Inc. as qualified to determine rental applicable to the Property. Within ten (10 days after the two appraisers are appointed, they shall appoint a third appraiser. If either Landlord or Tenant fails to appoint its appraiser within the prescribed time period the single appraiser appointed shall appoint a third appraiser. If either Landlord or Tenant fails to appoint its appraiser within the prescribed time period the single appraiser appointed shall determine the Fair Rental Value of the Property. If the two appointed appraisers fail to agree on the third appraiser, he shall be appointed by the then president of the Greater Dallas Board of Directors. Each party shall bear the cost of the appraiser appointed by it and the parties shall share equally the cost of the third appraiser.

         b. The "Fair Rental Value" of the Property shall mean the price that a ready and willing tenant would pay as of the commencement of the Extension as monthly rent to a ready and willing landlord of Property comparable to the Property comparable to the Property if such property were exposed for lease on the open market for a reasonable period of time and taking into account all of the purposes for which such property may be used and not just the use proposed to be made of the Property by Tenant. The Fair Rental Value of the Property shall be the average of the two of the three appraisals which are closet in amount, and the third appraisal shall be disregarded. In no event shall the rent be reduced by reason of such computation. If the Fair Rental Value is not determined prior to the commencement of the Extension, then Tenant shall continue to pay to Landlord the rent applicable to the Property immediately prior to such Extension until the Fair Rental Value is determined, and when it is determined, Tenant shall pay to Landlord within ten (10) days after receipt of such notice the difference between the rent actually paid by Tenant to Landlord and the new rent determined hereunder.

3.       FIXED ADJUSTMENTS.

         The base rent shall be increased to the following amounts on the following dates:

DATE:                               AMOUNT:

__________________________          ____________________________________

__________________________          ____________________________________

__________________________          ____________________________________


                                    INITIALS:

                                    LANDLORD:

                                    TENANT:

*To be attached to Lease Agreement GDBR-062-10/85, and to be incorporated and made part thereof if said agreement provides for a building to be construed by Landlord and Tenants.

                                        2